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                                                                EXHIBIT 10.29

                            SCHEDULE OF DOCUMENTS
                           SUBSTANTIALLY SIMILAR TO
                                EXHIBIT 10.28


1. Deed to Secure Debt, Security Agreement, Assignment of Operating Income, Assignment of Fees and Income, and Adjustable Rate Promissory Note dated December 13, 1995, for $1,600,000 loan from Empire Financial Services, Inc. to Jameson Inns, Inc. secured by Inn in Waycross, Georgia.